UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 3, 2010 (November 2, 2010)
Date of Report (Date of earliest event reported)
FIRST INDUSTRIAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-13102 (Commission File Number)	36-3935116 (I.R.S. Employer Identification No.)
311 S. Wacker Drive, Suite 3900
Chicago, Illinois 60606
(Address of principal executive offices, zip code)
(312) 344-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 3, 2010, the Board of Directors of First Industrial Realty Trust, Inc. (the “Company”) elected Leonard Peter Sharpe to serve as a director of the Company and also to serve on the Compensation Committee and the Audit Committee of the Company’s Board of Directors.
     On November 2, 2010, the Compensation Committee of the Board of Directors of the Company approved, and on November 3, 2010 the Board of Directors of the Company ratified, criteria for the Compensation Committee to use when granting awards with respect to 2010 performance to the Company’s chief executive officer and certain other senior executive officers under the Company’s incentive compensation plan (the “2010 Executive Officer Bonus Plan”). Award determinations under the 2010 Executive Officer Bonus Plan will be based on the Company’s achievement of certain identified thresholds of funds from operations (“FFO”) per share (using the NAREIT definition) per annum. Achievement of a minimum threshold will qualify each executive officer covered by the 2010 Executive Officer Bonus Plan to receive a bonus. Achievement by the Company of specifically identified higher levels of performance with respect to FFO will result in receipt by each executive officer covered by the 2010 Executive Officer Bonus Plan of 25%, 50%, 75%, 100% or 125%, respectively, of his stated bonus opportunity. Should performance fall between two identified payout levels, the resulting compensation that may be earned for such performance will be appropriately prorated.

Item 7.01	Regulation FD Disclosure.
     Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated November 3, 2010, which contains information regarding Mr. Sharpe.
     The information furnished in this report under this Item 7.01, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	First Industrial Realty Trust, Inc. Press Release dated November 3, 2010 (furnished pursuant to Item 7.01).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.
By:	/s/ Scott A. Musil
	Name:	Scott A. Musil
	Title:	Acting Chief Financial Officer (Principal Financial Officer)

Date: November 3, 2010